SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 19, 2001


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                      0-25812                  16-1353600
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(State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)            File Number)            Identification No.)


         44983 Knoll Square, Ashburn, Virginia                         20147
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 5.       OTHER EVENTS

       On March 19, 2001, PSINet Inc. issued two press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

                           Exhibit 99.1      Press release dated March 19, 2001

                           Exhibit 99.2      Press release dated March 19, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 19, 2001              PSINET INC.


                                       By:/s/ William L. Schrader
                                          --------------------------------------
                                          William L. Schrader
                                          Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

 Exhibit

  NUMBER     EXHIBIT NAME                                       LOCATION
  ------     ------------                                       --------
   99.1      Press release dated March 19, 2001              Filed herewith
   99.2      Press release dated March 19, 2001              Filed herewith